CUSIP No. 1912EP104	13G	Page 12 of 12 Pages

Exhibit 1

Subsidiaries

Bay Harbour Management, L.C., a wholly owned subsidiary of Tower Investment Group, L.C., is an investment adviser registered under Section 203 of the Investment Advisers Act of 1940.